UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 18, 2014

INGERSOLL-RAND PUBLIC LIMITED COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Ireland (State or Other Jurisdiction of Incorporation)	001-34400 (Commission File Number)	98-0626632 (IRS Employer Identification No.)

170/175 Lakeview Dr. Airside Business Park Swords, Co. Dublin Ireland (Address of principal executive offices, including zip code)

+(353) (0) 18707400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01        Regulation FD Disclosure.

On August 18, 2014, Ingersoll-Rand plc (the “Company”) issued a news release announcing that it had entered into an agreement to acquire the assets of Cameron International Corporation’s Centrifugal Compression division for $850 million. In connection with this announcement, the Company scheduled a conference call for investors as described in the news release.

A copy of the presentation for the conference call is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 8.01     Other Events.

On August 18, 2014, the Company issued a news release announcing that it had entered into an agreement to acquire the assets of Cameron International Corporation’s Centrifugal Compression division for $850 million.

A copy of the news release is filed as Exhibit 99.2 to this report and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

Exhibit        Description
99.1        Investor Presentation
99.2        News Release of Ingersoll-Rand plc, dated August 18, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
INGERSOLL-RAND PUBLIC LIMITED COMPANY
(Registrant)

Date: August 18, 2014    /s/ Evan M. Turtz
Evan M. Turtz
Secretary

Exhibit Index

Exhibit        Description
99.1        Investor Presentation
99.2        News Release of Ingersoll-Rand plc, dated August 18, 2014